Exhibit 99.2

GOVERNMENT PROPERTIES

INCOME TRUST

First Quarter 2010

Supplemental Operating and Financial Data

All amounts in this report are unaudited.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS AND IMPLICATIONS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

• OUR ABILITY TO PAY DISTRIBUTIONS IN THE FUTURE AND THE EXPECTED AMOUNTS THEREOF,

• OUR ACQUISITION AND SALE OF PROPERTIES,

• THE CREDIT QUALITY OF OUR TENANTS,

• THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT, RENEW LEASES, SIGN NEW LEASES OR BE AFFECTED BY CYCLICAL ECONOMIC CONDITIONS,

• OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT,

• OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

• THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR SECURED REVOLVING CREDIT FACILITY,

• OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY,

• OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST, OR REIT,

• OUR ABILITY TO RAISE EQUITY OR DEBT CAPITAL,

• OUR EXPECTATION THAT WE WILL BENEFIT FINANCIALLY BY PARTICIPATING IN THE INSURANCE COMPANY WITH OUR MANAGER, REIT MANAGEMENT & RESEARCH, LLC, OR RMR, AND COMPANIES TO WHICH RMR PROVIDES MANAGEMENT SERVICES, AND

• OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH AVAILABLE FOR DISTRIBUTION, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

• THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

• COMPETITION WITHIN THE REAL ESTATE INDUSTRY,

• ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES AND RMR AND THEIR AFFILIATES,

• COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, AND

• LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES.

FOR EXAMPLE:

• IF THE AVAILABILITY OF DEBT CAPITAL BECOMES RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR TO REFINANCE ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE,

• CONTINGENCIES IN OUR ACQUISITIONS MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

• OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON A NUMBER OF FACTORS INCLUDING, OUR FUTURE EARNINGS. WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY,

• OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS WHICH EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES,

• SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES,

• RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE,

• PARTICIPATION IN AFFILIATES INSURANCE COMPANY, OR AIC, INVOLVES POTENTIAL FINANCIAL RISKS AND REWARDS TYPICAL OF ANY START UP BUSINESS VENTURE AS WELL AS OTHER FINANCIAL RISKS AND REWARDS SPECIFIC TO INSURANCE COMPANIES. AMONG THE RISKS THAT ARE SPECIFIC TO INSURANCE COMPANIES IS THE RISK THAT AIC MAY NOT BE ABLE TO ADEQUATELY FINANCE CLAIMS. TO THE EXTENT WE PURCHASE INSURANCE FROM AIC IN THE FUTURE AND AIC IS UNABLE TO FINANCE CLAIMS, WE COULD BE UNDERINSURED AND FACE INCREASED COSTS FOR CLAIMS THAT MIGHT OTHERWISE HAVE BEEN FUNDED IF INSURANCE WAS PURCHASED FROM FINANCIALLY MORE SECURE INSURERS. ACCORDINGLY, OUR EXPECTED FINANCIAL BENEFITS FROM OUR INITIAL OR FUTURE INVESTMENTS IN AIC MAY BE DELAYED OR MAY NOT OCCUR AND AIC MAY REQUIRE A LARGER INVESTMENT THAN WE EXPECT, AND

• OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K UNDER “RISK FACTORS”.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS GOVERNMENT TENANTS’ NEEDS FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY.

OTHER FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER "ITEM 1A. RISK FACTORS" IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING

STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

COMPANY PROFILE

The Company:	Corporate Headquarters:

Government Properties Income Trust, or GOV, is a real estate investment trust, or REIT, which primarily owns buildings majority leased to government tenants located throughout the United States.  The majority of our properties are commercial office buildings located in suburban areas and central business districts, or CBDs, of major metropolitan markets.  As of March 31, 2010, we owned approximately 4.4 million square feet in 35 properties, of which 29 are primarily leased to the U.S. Government and six are leased to the state governments of California, Maryland, Minnesota and South Carolina.  GOV was formed in February 2009 and became a public company on June 8, 2009.  We are included in the Russell 2000® stock index and the Morgan Stanley REIT index.

400 Centre Street
Newton, MA 02458
(t) (617) 219-1440
(f) (617) 796-8267

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Shares -- GOV

Strategy:	Portfolio Data (as of 3/31/10):

Our primary business strategy is to maintain our properties, seek to renew our leases as they expire, selectively acquire additional properties that are majority leased to government tenants and to pay distributions to shareholders.  As current leases expire, we will attempt to renew our leases with our existing tenants or enter into leases with new tenants, in both circumstances at rents which are equal to or greater than the rents we now receive.  Our ability to renew leases with our existing tenants or to enter into new leases with new tenants and the rents we are able to charge will be dependent in large part upon market conditions which are generally beyond our control.  Although we sometimes may sell properties, we generally consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in off balance sheet entities.

	Total properties Total sq. ft. (000s) Percent leased	35 4,390 100.0%

Management:

GOV is managed by Reit Management & Research LLC, or RMR.  RMR is a real estate management company which was founded in 1986 to manage public investments in real estate.  As of March 31, 2010, RMR managed one of the largest portfolios of publicly owned real estate in the North America, including nearly 1,360 properties, located in 45 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has more than 600 employees in its headquarters and regional offices located throughout the country.  In addition to managing GOV, RMR also manages HRPT Properties Trust, or HRP, a publicly traded REIT that owns office and industrial properties, Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, and Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns senior living and healthcare properties.  RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH, and to Travel Centers of America, LLC, an operator of travel centers which is a tenant of HPT.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of publicly offered mutual funds, which principally invest in securities of unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total gross assets of approximately over $17 billion as of March 31, 2010.  We believe that being managed by RMR is a competitive advantage for GOV because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to GOV at costs that are lower than we would have to pay for similar quality services.

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

John L. Harrington	Jeffrey P. Somers
Independent Trustee	Independent Trustee

Barbara D. Gilmore
Independent Trustee

Senior Management

Adam D. Portnoy	David M. Blackman
President	Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
Government Properties Income Trust 400 Centre Street Newton, MA 02458 (t) (617) 219-1440 (f) (617) 796-8267 (e-mail) info@govreit.com (website) www.govreit.com

Financial inquiries should be directed to David M. Blackman, Treasurer and Chief Financial Officer, at (617) 219-1440 or dblackman@govreit.com.

Investor and media inquiries should be directed to Timothy A. Bonang, Vice President, Investor Relations, at (617) 796-8222 or tbonang@govreit.com, or Elisabeth Heiss, Manager, Investor Relations, at (617) 796-8222 or eheiss@govreit.com.

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

RESEARCH COVERAGE

Equity Research Coverage

Banc of America Merrill Lynch Research	RBC Capital Markets
James Feldman	David Rodgers
(212) 449-6255	(440) 715-2647

Wells Fargo Securities
Brendan Maiorana
(443) 263-6516

GOV is followed by the analysts listed above.  Please note that any opinions, estimates or forecasts regarding GOV's performance made by these analysts do not represent opinions, forecasts or predictions of GOV or its management.  GOV does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.

FINANCIAL INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

KEY FINANCIAL DATA (1)

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009

Shares Outstanding:
Common shares outstanding (at end of period)	31,256	21,481	21,481	21,450
Weighted average common shares outstanding (2)	29,084	21,481	21,455	12,384

Common Share Data:
Price at end of period	$26.01	$22.98	$24.01	$20.53
High during period	$26.01	$25.50	$24.35	$20.53
Low during period	$21.64	$21.79	$18.76	$17.76

Selected Balance Sheet Data:
Total assets	$606,549	$514,813	$438,867	$412,023	$417,159
Total liabilities	$48,385	$162,763	$72,895	$52,420	$5,515
Gross book value of real estate assets (3)	$643,907	$594,320	$521,273	$502,696	$502,330
Total debt / gross book value of real estate (3)	5.6%	24.3%	12.5%	8.7%	0.0%

Book Capitalization:
Total debt	$36,126	$144,375	$65,375	$43,875	$-
Plus: total stockholders’ equity	558,164	352,050	365,972	359,603	411,644
Total book capitalization	$594,290	$496,425	$431,347	$403,478	$411,644
Total debt / total book capitalization	6.1%	29.1%	15.2%	10.9%	0.0%

Market Capitalization:
Total debt (book value)	$36,126	$144,375	$65,375	$43,875
Plus: market value of common shares (at end of period)	812,969	493,633	515,759	440,369
Total market capitalization	$849,095	$638,008	$581,134	$484,244
Total debt / total market capitalization	4.3%	22.6%	11.2%	9.1%

Selected Income Statement Data:
Rental income	$23,355	$20,654	$19,656	$19,405	$19,242
EBITDA (4)	$13,279	$11,122	$11,485	$12,026	$12,076
Property net operating income (NOI) (5)	$15,553	$13,243	$12,937	$12,857	$12,817
NOI margin (6)	66.6%	64.1%	65.8%	66.3%	66.6%
Net income	$6,851	$5,415	$6,185	$5,869	$8,512
Funds from operations (FFO) (7)	$12,575	$10,223	$10,220	$9,666	$12,076

Per Share Data:
Net income	$0.24	$0.25	$0.29	$0.47
FFO (7)	$0.43	$0.48	$0.48	$0.78

Coverage Ratios:
EBITDA (4) / interest expense	8.7x	6.5x	7.8x	5.1x	nm

(1) GOV became a public company on June 8, 2009.

(2) GOV was formed in February 2009 and completed its initial public offering of common shares in June 2009. We have no outstanding share equivalents, such as units, convertible debt or stock options.

(3) Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.

(4) See page 13 for calculation of EBITDA.

(5) Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to net income.

(6) NOI margin is defined as NOI as a percentage of rental income.

(7) See page 15 for calculation of funds from operations, or FFO, and FFO per share.

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of	As of
	3/31/2010	12/31/2009

ASSETS
Real estate properties:
Land	$80,759	$74,009
Buildings and improvements	563,148	502,748
	643,907	576,757
Accumulated depreciation	(117,171)	(113,027)
	526,736	463,730

Acquired real estate leases, net	22,663	15,310
Cash and cash equivalents	27,612	1,478
Restricted cash	1,105	-
Rents receivable	12,236	13,544
Deferred leasing costs, net	1,248	1,330
Deferred financing costs, net	5,574	5,204
Due from affiliates	361	103
Other assets, net	9,014	14,114
	$606,549	$514,813

LIABILITIES AND SHAREHOLDERS’ EQUITY

Mortgage notes payable	$36,126	$-
Secured revolving credit facility	-	144,375
Accounts payable and accrued expenses	6,056	13,985
Due to affiliates	1,215	837
Acquired real estate lease obligations, net	4,988	3,566
Total liabilities	48,385	162,763

Commitments and contingencies

Shareholders’ equity:
Common shares of beneficial interest, $0.01 par value:
31,256,350 and 21,481,350 shares issued and outstanding, respectively	313	215
Additional paid in capital	556,792	357,627
Cumulative net income	20,392	13,541
Cumulative common distributions	(19,333)	(19,333)
Total shareholders’ equity	558,164	352,050
Total liabilities and shareholders’ equity	$606,549	$514,813

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2010	3/31/2009

Rental income (1)	$23,355	$19,242

Expenses:
Real estate taxes	2,568	2,106
Utility expenses	1,677	1,521
Other operating expenses	3,557	2,798
Depreciation and amortization	4,880	3,564
Acquisition costs	844	-
General and administrative	1,470	741
Total expenses	14,996	10,730

Operating income	8,359	8,512

Interest and other income	23	-
Interest expense (including net amortization of debt premiums and deferred financing fees of $532 and $-, respectively)	(1,531)	-
Net income	$6,851	$8,512

Weighted average common shares outstanding	29,084	-

Earnings per common share:
Net income	$0.24	N/A

Additional Data:
General and administrative expenses / rental income	6.29%	3.85%
General and administrative expenses / total assets (at end of period)	0.24%	0.18%

Non cash straight line rent adjustments (1)	$(65)	$(116)
Lease value amortization (1)	$34	$85
Lease termination fees included in rental income	$-	$-
Capitalized interest expense	$-	$-

(1) We report rental income on a straight line basis over the terms of the respective leases;  accordingly, rental income includes non-cash straight line rent adjustments.  Rental income also includes non-cash amortization of intangible lease assets and liabilities.

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended
	3/31/2010	3/31/2009
Cash flows from operating activities:
Net income	$6,851	$8,512
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	5,374	3,478
Share based compensation expense	9	-
Equity in loss of equity investment	28	-
Change in assets and liabilities:
(Increase) decrease in restricted cash	(1,105)	1,334
(Increase) decrease in deferred leasing costs	(25)	-
(Increase) decrease in rents receivable	1,308	(515)
(Increase) decrease in due from affiliates	(258)	-
(Increase) decrease in other assets	5,092	165
Increase (decrease) in accounts payable and accrued expenses	661	(282)
Increase (decrease) in due to affiliates	378	-
Cash provided by operating activities	18,313	12,692

Cash flows from investing activities:
Real estate acquisitions and improvements	(37,412)	(768)
Investment in Affiliates Insurance Company	(20)	-
Cash used for investing activities	(37,432)	(768)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	199,254	-
Repayment of mortgage loans	(96)	(134)
Borrowings on secured revolving credit facility	16,000	-
Payments on secured revolving credit facility	(160,375)	-
Financing fees	(937)	-
Distributions to common shareholders	(8,593)	-
Equity distributions	-	(10,321)
Cash provided by (used for) financing activities	45,253	(10,455)

Increase in cash and cash equivalents	26,134	1,469
Cash and cash equivalents at beginning of period	1,478	97
Cash and cash equivalents at end of period	$27,612	$1,566

Supplemental cash flow information:
Interest paid	$885	$-

Non-cash investing activities
Real estate acquired by the assumption of mortgage debt	$(35,196)	$-

Non-cash financing activities
Mortgage debt assumed	$35,196	$-

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

CALCULATION OF EBITDA

(amounts in thousands)

	For the Three Months Ended
	3/31/2010	3/31/2009

Net income	$6,851	$8,512
Plus: interest expense	1,531	-
Plus: income tax expense	17	-
Plus: depreciation and amortization	4,880	3,564
EBITDA	$13,279	$12,076

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, income tax expense, if any, and depreciation and amortization.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest expense and depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with U.S. generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some companies may calculate EBITDA differently than us.

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended
	3/31/2010	3/31/2009

Calculation of NOI:
Rental income (1)	$23,355	$19,242
Operating expenses	(7,802)	(6,425)
Property net operating income (NOI)	$15,553	$12,817

Reconciliation of NOI to Net Income:

Property net operating income	$15,553	$12,817
Depreciation and amortization	(4,880)	(3,564)
Acquisition costs	(844)	-
General and administrative	(1,470)	(741)
Operating income	8,359	8,512

Interest income	23	-
Interest expense	(1,531)	-
Net income	$6,851	$8,512

(1) We report rental income on a straight line basis over the terms of the respective leases;  as a result, rental income includes non-cash straight line rent adjustments of approximately ($64,600) and ($116,000) for the three months ended March 31, 2010 and 2009, respectively.  Rental income also includes non-cash amortization of intangible lease assets and liabilities.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual and company wide property level performance.  The calculation of NOI excludes certain components from the calculation of net income in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income, net income available or cash flow from operating activities as a measure of financial performance.

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2010	3/31/2009

Net income	$6,851	$8,512
Plus: depreciation and amortization	4,880	3,564
Plus: acquisition costs	844	-
FFO available for common shareholders	$12,575	$12,076

Weighted average common shares outstanding	29,084	-

FFO available for common shareholders per share	$0.43	N/A

We compute FFO as shown above.  Our calculations of FFO differ from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we exclude acquisition costs from the determination of FFO.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO can facilitate a comparison of operating performances by a REIT over time and among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our secured revolving credit facility, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.  Also, some REITs may calculate FFO differently than us.

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

SAME PROPERTY RESULTS

(dollars and sq. ft. in thousands)

	For the Three Months Ended (1)
	3/31/2010	3/31/2009

Properties	30	30
Total sq. ft.	3,304	3,304
Percent leased (2)	100.0%	99.3%
Rental income	$19,035	$19,242
Property net operating income (NOI) (3)	$12,498	$12,817
NOI % growth	-2.5%

(1)	Based on properties owned continuously since 1/1/2009 by us or our predecessor.
(2)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(3)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to net income.

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

DEBT SUMMARY

(dollars in thousands)

	Coupon Rate	Interest Rate (1)	Principal Balance (1)	Maturity Date	Due at Maturity	Years to Maturity

Secured Fixed Rate Debt:

Secured debt One property in Landover, MD	6.21%	6.21%	$24,800	8/1/2016	$15,168	6.3
Secured debt One property in Lakewood, CO	8.15%	6.15%	11,326	3/1/2021	-	10.9
Total / weighted average secured fixed rate debt	6.82%	6.19%	$36,126		$15,168	7.8

Secured Floating Rate Debt:
Secured revolving credit facility (2)	3.25%	3.25%	$-	4/24/2012	$-	2.1

Summary Debt:
Total / weighted average secured fixed rate debt	6.82%	6.19%	$36,126		$15,168	7.8
Total / weighted average floating rate debt	3.25%	3.25%	-		-	2.1
Total / weighted average debt	6.82%	6.19%	$36,126		$15,168	7.8

(1)	Includes the effect of mark to market accounting at the assumption of the mortgages. Excludes effects of offering and transaction costs.
(2)	Interest is generally set at LIBOR plus a spread which varies based upon our leverage. Subject to meeting certain conditions and payment of a fee, we may extend the Maturity Date to 4/24/2013.

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

DEBT MATURITY SCHEDULE

(dollars in thousands)

Year	Secured Fixed Rate Debt	Secured Floating Rate Debt (1)	Total (2)	Weighted Average Interest Rate

2010	$448	$-	$448	6.19%
2011	729	-	729	6.19%
2012	968	-	968	6.19%
2013	1,049	-	1,049	6.19%
2014	1,132	-	1,132	6.20%
2015	1,222	-	1,222	6.20%
2016	24,463	-	24,463	6.19%
2017	1,045	-	1,045	6.15%
2018	1,133	-	1,133	6.15%
2019 and thereafter	2,911	-	2,911	6.15%
Total	$35,100	$-	$35,100	6.19%

Percent	100.0%	0.0%	100.0%

(1)

Represents amounts outstanding on GOV’s $250 million secured revolving credit facility at 3/31/2010. Subject to meeting certain conditions and payment of a fee, we may extend the Maturity Date to 4/24/2013.

(2)	The total debt as of 3/31/2010, including unamortized premiums, was $36,126.

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

LEVERAGE RATIOS AND COVERAGE RATIOS

	As of and For the Three Months Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Leverage Ratios:

Total debt / total assets	6.0%	28.0%	14.9%	10.6%
Total debt / gross book value of real estate assets (1)	5.6%	24.3%	12.5%	8.7%
Total debt / total market capitalization	4.3%	22.6%	11.2%	9.1%
Total debt / total book capitalization	6.1%	29.1%	15.2%	10.9%
Secured debt / total assets	6.0%	28.0%	14.9%	10.6%

Coverage Ratios:

EBITDA / interest expense	8.7x	6.5x	7.8x	5.1x

(1)	Gross book value of real estate assets is real estate properties, at cost, including acquired real estate leases, net, and the value of in place leases less impairment writedowns, if any.

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Tenant improvements (TI)	$209	$438	$224	$233	$555
Leasing costs (LC)	25	8	1	-	-
Total TI and LC	234	446	225	233	555

Building improvements (1)	33	868	154	133	23
Development, redevelopment and other activities (2)	13	516	-	-	-
Total capital improvements, including TI and LC	$280	$1,830	$379	$366	$578

Sq. ft. beginning of period	3,957	3,304	3,304	3,304	3,304
Sq. ft. end of period	4,390	3,957	3,626	3,304	3,304
Average sq. ft. during period	4,174	3,631	3,465	3,304	3,304

Building improvements per average sq. ft. during period	$0.01	$0.24	$0.04	$0.04	$0.01

(1)	Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.
(2)	Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

Government Properties Income Trust

Supplemental Operating and Financial Data

2010 ACQUISITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Date Acquired		Number of Properties	Sq. Ft.	Purchase Price (1)	Purchase Price (1) / Sq. Ft.	Cap Rate (2)	Weighted Average Remaining Lease Term (3)	Percent Leased (4)	Major Tenant - Occupant

Jan-10	12795 West Alameda Parkway, Lakewood, CO	1	167	$28,710	$171.92	10.2%	9.7	100.0%	U.S. Government - National Parks Service
Feb-10	3300 75th Avenue, Landover, MD	1	266	43,650	164.10	9.0%	9.5	100.0%	U.S. Government - Defense Intelligence Agency
Apr-10	65 Bowdoin Street, Burlington, VT	1	27	9,700	359.26	8.6%	14.3	100.0%	U.S. Government - Office of Security and Integrity
Apr-10	11411 Jefferson Avenue, Detroil, MI	1	56	21,300	380.36	8.7%	12.8	100.0%	U.S. Government - U.S. Citizenship & Immigration Services

	Total / Weighted Average	4	516	$103,360	$200.31	9.2%	10.6	100.0%

(1)         Represents the gross contract purchase or sale price and excludes closing costs and amounts necessary to adjust assumed liabilities to their fair values.

(2)         Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price on the date of acquisition.

(3)         Average remaining lease term based on rental income as of the date of acquisition.

(4)         Percent leased as of the date of acquisition.

PROPERTY AND LEASING INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

	PROPERTY SCHEDULE

	Location	Sq Ft.	% Sq. Ft.	% Rental Income(1)	% NOI Three Months ended 3/31/10 (2)
1	20 Massachusetts Avenue, Washington DC	339,541	7.7%	14.6%	14.8%
2	5045 East Butler Avenue, Fresno CA	531,976	12.1%	9.3%	12.3%
3	1401 Rockville Pike, Rockville MD	188,444	4.3%	6.8%	7.0%
4	915 L Street, Sacramento CA	163,840	3.7%	5.4%	5.5%
5	12795 W. Alameda Parkway, Lakewood CO	166,745	3.8%	4.4%	4.2%
6	201 Indianola Avenue, Phoenix AZ	97,145	2.2%	3.8%	4.1%
7	4560 Viewridge Road, San Diego CA	147,955	3.4%	3.3%	4.0%
8	5600 Columbia Pike, Falls Church VA	164,746	3.8%	3.6%	3.6%
9	8 Corporate Boulevard, Atlanta GA	151,252	3.4%	3.8%	3.5%
10	12 Executive Park Drive, Atlanta GA	128,390	2.9%	3.3%	3.5%
11	10-12 Celina Drive, Nashua NH	321,800	7.3%	2.7%	3.1%
12	130-138 Delaware Avenue, Buffalo NY	124,647	2.9%	3.0%	2.7%
13	3300 75th Avenue, Landover MD	266,000	6.1%	5.0%	2.5%
14	9800 Goethe Road, Sacramento CA	110,500	2.5%	2.1%	2.2%
15	2420 Stevens Center Place, Richland WA	92,914	2.1%	2.0%	2.2%
16	2020 S. Arlington Heights Road, Arlington Heights IL	57,770	1.3%	1.8%	2.1%
17	7401 West Mansfield, Lakewood CO	70,884	1.6%	1.9%	2.0%
18	701 Clay Road, Waco TX	137,782	3.1%	2.2%	1.8%
19	9797 Aero Drive, San Diego CA	94,272	2.2%	2.0%	1.8%
20	16194 West 45th Street, Golden CO	43,232	1.0%	1.6%	1.7%
21	7301 West Mansfield, Lakewood CO	70,904	1.6%	1.6%	1.7%
22	7201 West Mansfield, Lakewood CO	71,208	1.6%	1.6%	1.6%
23	12 Corporate Boulevard, Atlanta GA	99,084	2.3%	1.5%	1.5%
24	5353 Yellowstone Road, Cheyenne WY	122,647	2.8%	1.5%	1.3%
25	9174 Sky Park Centre, San Diego CA	43,918	1.0%	1.1%	1.3%
26	20400 Century Boulevard, Germantown MD	80,550	1.8%	1.7%	1.2%
27	2645 & 2655 Long Lake Road, Roseville MN	61,426	1.4%	1.1%	1.1%
28	2430 Stevens Center Place, Richland WA	47,238	1.1%	1.0%	1.1%
29	110 Centerview Drive, Columbia SC	71,580	1.6%	1.1%	1.1%
30	4201 Patterson Avenue, Baltimore MD	84,674	1.9%	1.2%	1.0%
31	1 Corporate Boulevard, Atlanta GA	37,554	0.9%	0.7%	0.8%
32	10 Corporate Boulevard, Atlanta GA	32,828	0.8%	0.5%	0.5%
33	11 Corporate Boulevard, Atlanta GA	32,158	0.7%	0.5%	0.5%
34	4241 & 4300 NE 34th Street, Kansas City MO	98,073	2.2%	1.6%	0.4%
35	882 TJ Jackson Drive, Falling Waters WV	36,818	0.9%	0.7%	0.3%
		4,390,495	100.0%	100.0%	100.0%

(1)        Rental income is the annualized rent from tenants pursuant to signed leases as of 3/31/2010, plus expense reimbursements excluding lease value amortization.

(2)        NOI is property net operating income and is defined as property rental income less property operating expenses; see page 14 for the calculation and reconciliation of NOI to net income.

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

TENANT LIST

(sq. ft. in thousands)

Tenant		Sq. Ft. (1)	% of Total Sq. Ft. (1)	% of Rental Income (2)
	US Government:
1	Centers for Disease Control	481,266	11.0%	10.2%
2	Internal Revenue Service	531,976	12.1%	9.3%
3	Department of Justice	228,761	5.2%	9.2%
4	Immigration and Customs Enforcement	235,411	5.4%	8.4%
5	Federal Bureau of Investigation	191,417	4.4%	5.7%
6	Defense Intelligence Agency	266,000	6.1%	5.0%
7	Department of Energy	220,702	5.0%	4.7%
8	National Park Service	166,745	3.8%	4.4%
9	Food and Drug Administration	100,522	2.3%	3.7%
10	Defense Information Systems Agency	163,407	3.7%	3.4%
11	Drug Enforcement Administration	147,955	3.4%	3.3%
12	Bureau of Reclamation	142,112	3.3%	3.2%
13	Department of Veterans Affairs	174,600	4.0%	2.9%
14	United States Postal Service	321,800	7.3%	2.7%
15	Department of the Interior	70,884	1.6%	1.9%
16	Occupational Health and Safety Administration	57,770	1.3%	1.8%
17	Financial Management Service	98,073	2.2%	1.6%
18	Environmental Protection Agency	43,232	1.0%	1.6%
19	Bureau of Land Management	122,647	2.8%	1.5%

	State Government:
1	State of California - four agency occupants	264,001	6.0%	6.4%
2	State of Maryland - three agency occupants	84,674	1.9%	1.3%
3	State of South Carolina - Labor, Licensing and Regulations	71,580	1.6%	1.1%
4	State of Minnesota - Lottery	61,426	1.4%	1.1%

	32 Non government Tenants	142,548	3.2%	5.6%

	Subtotal Leased Square Feet	4,389,509	100.0%	100.0%

	Available for Lease	986	0.0%	--

	Total Square Feet	4,390,495	100.0%	100.0%

(1)        Sq. ft. is pursuant to signed leases as of 3/31/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease, if any.

(2)        Rental income is annualized rent from tenants pursuant to signed leases as of 3/31/2010, plus expense reimbursements; excludes lease value amortization.

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

OCCUPANCY AND LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Properties	35	33	30	29	29
Total sq. ft. (1)	4,390	3,957	3,626	3,304	3,304
Percentage leased	100.0%	99.9%	99.6%	99.3%	99.3%

Leasing Activity (sq. ft.):
New leases	3	14	10	-	-
Renewals	1	-	-	4	37
Total	4	14	10	4	37

Capital Commitments (2):
New leases	$8	$188	$2	$-	$-
Renewals	16	-	-	8	-
Total	$24	$188	$2	$8	$-

Capital Commitments per Sq. Ft. (2):
New leases	$2.39	$13.05	$0.15	$-	$-
Renewals	$15.87	$-	$-	$1.94	$-
Total	$5.46	$13.05	$0.15	$1.94	$-

Weighted Average Lease Term by Sq. Ft. (years):
New leases	1.1	5.4	6.3	-	-
Renewals	5.8	-	-	3.7	5.0
Total	2.2	5.4	6.3	3.7	5.0

Capital Commitments per Sq. Ft. per Year:
New leases	$2.13	$2.42	$0.02	$-	$-
Renewals	$2.72	$-	$-	$0.53	$-
Total	$2.43	$2.42	$0.02	$0.53	$-

(1)         Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(2)         Represents commitments to tenant improvements and leasing costs.

The above leasing summary is based on leases executed during the periods indicated.

Government Properties Income Trust

Supplemental Operating and Financial Data

March 31, 2010

LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (1)	%of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Rental Income Expiring (2)	% of Rental Income Expiring	Cumulative % of Rental Income Expiring
2010	85	2.0%	2.0%	$2,035	2.1%	2.1%
2011	606	13.8%	15.8%	11,510	12.0%	14.1%
2012	750	17.1%	32.9%	24,478	25.6%	39.7%
2013	976	22.2%	55.1%	16,101	16.8%	56.5%
2014	264	6.0%	61.1%	5,561	5.8%	62.3%
2015	475	10.8%	71.9%	8,879	9.3%	71.6%
2016	203	4.6%	76.5%	4,636	4.8%	76.4%
2017	306	7.0%	83.5%	5,915	6.2%	82.6%
2018	141	3.2%	86.7%	4,112	4.3%	86.9%
2019 and thereafter	584	13.3%	100.0%	12,593	13.1%	100.0%
Total	4,390	100.0%		$95,820	100.0%

Weighted average remaining lease term (in years)	4.5			4.5

(1)        Sq. ft. is pursuant to signed leases as of 3/31/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease, if any.

(2)        Rental income is annualized rent from tenants pursuant to signed leases as of 3/31/2010, plus expense reimbursements; excludes lease value amortization.